Howard Weil 36 th Annual Energy Conference April 2008 Howard Weil 36 th Annual Energy Conference April 2008 PXP PXP Exhibit 99.2

Innovative    Balanced    Experienced
PXP is an independent oil and gas company primarily engaged in the upstream activities of acquiring, developing, exploring and producing oil and gas in its core areas of operation: California, Rockies, Gulf Coast, Gulf of
Mexico, Texas Panhandle, South Texas and the Permian Basin of the
United States. PXP is headquartered in Houston, Texas.
PXP
www.pxp.com

PXP
Except for the historical information contained herein, the
matters discussed in this presentation are “forward-looking
statements” as defined by the Securities and Exchange
Commission.  These statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other
factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of
known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, completion of the proposed acquisition, uncertainties inherent in the exploration for and development and production of oil & gas and in
estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition,
regulatory changes and other factors discussed in PXP’s filings with the Securities and Exchange Commission.
Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
Forward Looking Statements
This presentation is not for reproduction or distribution to others without PXP’s consent.
Corporate Information
James C. Flores - Chairman, President & CEO
Winston M. Talbert – Exec. Vice President & CFO
Hance V. Myers – Vice President Investor Relations
Joanna Pankey – Manager, Investor Relations
& Shareholder Services
Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@pxp.com
Web Site: www.pxp.com

PXP
PXP Today
Strategic Enhancement of Asset Portfolio
Increased diversification into high quality basins
Large inventory of cash producing and growth opportunities
Improving unit economics and cost structure
Lower risk more balanced asset base
$8+ billion enterprise value
593 million BOE pro forma proved reserves
92,000 – 96,000 BOE per day average
production expected in 2008
(1) Represents year end 2007 proved reserves adjusted for asset sales closed in February 2008 and the South Texas property acquisition announced in March 2008, expected to close April 2008.
(1)

PXP
Valuation
Sell-Side Consensus NAV = $68.50 / share
$8.88
$13.34
$15.64
$16.07
$17.26
$17.73
$18.74
$19.53
$19.82
$21.90
$24.11
$27.42
PXD PXP NBL APC FST APA NFX XTO COG CHK EOG HK
Enterprise Value/per BOE Proved Reserves
Source: Credit Suisse
Net Asset Valuation: 3-31-08

PXP
Consistent Value Creating Strategy
Grow production from development assets
Deliver upside growth via high-quality,
high-impact projects
Maintain financial flexibility
Repurchase shares consistently
After several years of strategically aligning our
asset base PXP is well positioned to:

PXP
2008 Year-to-Date Highlights
Accelerating Per Share Value Financially
Repurchased 5.77 million PXP shares 1Q 08
–
13.44 million PXP shares repurchased since 2006
Current authorization $1 billion
–
$696 million remaining
Oil/Gas sensitivities to cash flow
$10 / barrel = $170 million
$1 / Mcf = $70 million

PXP
Gulf of Mexico
Vicksburg discovery announced
Flatrock complex expanding
–
1st production in January
–
2 additional successful wells announced
–
Flatrock # 2 well tested at 114 MMCFED
–
3 rigs currently running in the area
South Texas
Property acquisition announced
–
Consistent with value creating strategy
–
Expanding strong operating area
–
Adding cash flow + attractive development project inventory
2008 Year-to-Date Highlights
Accelerating Per Share Value Operationally

PXP
Proven Consistent Value Generator
26
34
62
62
59
62
94
2002 2003 2004 2005 2006 2007 2008E
593
352
401 419
281
253
2002 2003 2004 2005 2006 07 Pro Forma
Production: 24% CAGR
Proved Reserves: 19% CAGR
2008E production represents guidance mid-point.
2007 pro forma proved reserves represent year end 2007 proved reserves adjusted for asset sales closed in February 2008 and the South Texas property acquisition announced in March 2008, expected to close April 2008.
27yr
R/P
16yr
R/P
17yr
R/P
17yr
R/P
20yr
R/P
Thousand BOEPD
Million BOE
60%
Oil
67%
Oil
17yr
R/P

PXP
Improving Unit Economics
Production costs estimated to decrease $1.10 / BOE or
6% from 2007
G&A expenses
(1)
estimated to decrease $0.50 / BOE or
15% from 2007
Oil price realizations expected to increase to 88% of
NYMEX or 4% greater than 2007
1
st
QTR 2008 NYMEX pricing up versus FY 2007, oil up
35%, natural gas up 17%
(1) Excludes equity based non-cash compensation

10 PXP Lower Risk Capital Allocation 43% 57% 2007 $820 million 2008E $1.15 billion 25% 75% Development Capital Exploration Capital Capital Program

PXP
Oil            Gas
High Quality Basins
Cash & Growth
California
Rockies
Panhandle/Permian
Gulf Coast
Gulf of Mexico
Upside Growth
Exploration Gulf of Mexico
Exploration Vietnam/New Zealand
California Real Estate
369
MMBOE
369
MMBOE
83
MMBOE
83
MMBOE
81
MMBOE
81
MMBOE
60
MMBOE
593 MMBOE
Proved Reserves
(1)
(1) Represents year end 2007 proved reserves adjusted for asset sales closed in February 2008 and the South Texas property acquisition announced in March 2008, expected to close April 2008.

PXP
California – Cash & Growth
CASH
Onshore
342 MMBOE net
proved reserves
156 MMBOE net
probable/possible
2,500+ future well
locations
26 yr R/P
Reserves: As of 12/31/07.
The shaded area is for illustrative purposes only and does not reflect actual lease acreage.
GROWTH
Offshore
27 MMBOE net
proved reserves
9 MMBOE net
probable/possible
T-Ridge Project
Los
Angeles
Basin
Los
Angeles
Basin
San Joaquin
Valley
San Joaquin
Valley
Arroyo
Grande
Arroyo
Grande
Pt Pedernales/
T-Ridge
Pt Arguello

PXP
Rockies – Cash & Growth
CASH
Madden Field
39 MMBOE net
proved reserves
30 MMBOE net
probable/possible
14% non-operated
working interest
GROWTH
Piceance Basin
60,000 acres
5,700 BOEPD net exit rate
anticipated by year end
2008
44 MMBOE net
proved reserves
116 MMBOE net
probable/possible
PXP is operator with 50%
working interest
Reserves: As of 12/31/07. Piceance production and reserves pro forma for OXY sale.
The shaded area is for illustrative purposes only and does not reflect actual lease acreage.
Green River Basin
60,000 acres
Eagle Project development
permitting in progress
Green River
Basin
Green River
Basin
Piceance
Basin
Piceance
Basin
Madden Field
Madden Field

PXP
CASH
Permian Basin
56 MMBOE net
proved reserves
72 MMBOE net
probable/
possible
CO
2
enhanced
recovery
potential
Panhandle/Permian – Cash & Growth
GROWTH
Panhandle
495,000 acres
715 square miles of
3D seismic
25 MMBOE net proved
reserves
82 MMBOE net
probable/possible
Develop: Marvin Lake,
Wheeler, & Courson
Ranch, 20 to 25 wells
planned in 2008
Explore: Turkey Track
Ranch, up to 5 wells
planned in 2008
80% working interest
Reserves: As of 12/31/07. Permian reserves pro forma for OXY sale.
The shaded area is for illustrative purposes only and does not reflect actual lease acreage.
Permian Basin
Permian Basin
Panhandle
Panhandle

PXP
South Texas
South Texas
Houston
Houston
Jefferson
PXP acreage
Gulf Coast – Cash & Growth
60,000 acres
275 square mile 3D
seismic
33 MMBOE net reserve
potential
2 to 4 wells planned in
2009
Minimum 73% working
interest
GROWTH
Big Mac Project
Big Mac
Big Mac
(1) Pro Forma the South Texas acquisition announced March 2008, expected to close April 2008.
Big Mac data post XTO transaction.
The shaded area is for illustrative purposes only and does not reflect actual lease acreage
CASH
South Texas
Pro Forma Operations (1)
-
41 MMBOE net
proved reserves
-
11 MMBOE net
probable/possible
reserves
-
25 to 30 wells planned
in 2008

PXP
Gulf of Mexico – Cash & Growth
Success Continues
Discoveries
Discoveries
Friesian
New Orleans
Vicksburg
Flatrock Field
2008+ Drilling
2008+ Drilling
Friesian # 2
Vicksburg # 2
Flatrock
5 wells planned
South
Timbalier 168
Paleogene # 1

PXP
Paleogene
# 1
Eagle
Vietnam # 1
2008+
Flatrock
# 6, # 7
T-Ridge
4Q08
Upside Growth Drilling Catalysts
Near-Term Project Inventory
593 MMBOE
Proved
507 MMBOE
2P/3P
Flatrock # 5
Friesian
# 2
2Q08
3Q08
1.1 Billion
BOE
3P Reserves
1.1 Billion
BOE
3P Reserves
Pro Forma
Reserves
(1)
Flatrock
# 3, # 4
Mound Point
East # 1
South
Timbalier
168 # 1
Vicksburg
# 2
(1) Represents year end 2007 proved reserves adjusted for asset sales closed in February 2008 and the South Texas property acquisition announced in March 2008, expected to close April 2008.

PXP
Upside Growth Catalysts
Strong Production Growth from Development
Program
Exploration
–
Gulf of Mexico
–
T-Ridge
–
Eagle
–
Vietnam
California Real Estate – Montebello
Share Repurchase
“Accelerating Per Share Value”

PXP
Innovative    Balanced    Experienced
PXP is an independent oil and gas company primarily engaged in the upstream activities of acquiring, developing, exploring and producing oil and gas in its core areas of operation: California, Rockies, Gulf Coast, Gulf of
Mexico, Texas Panhandle, South Texas and the Permian Basin of the
United States. PXP is headquartered in Houston, Texas.
PXP
PXP
www.pxp.com